EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Source Petroleum Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hussein Charanek, the Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: November 27, 2006

By:	/s/ Hussein Charanek
Hussein Charanek, Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)